                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________

                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported):  July 8, 1998

                      Nitinol Medical Technologies, Inc.
                      ----------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


   Delaware                        0-21001                      95-4090463
---------------            ------------------------         -------------------
(State or Other            (Commission File Number)         (I.R.S. Employer
Jurisdiction of                                             Identification No.)
Incorporation)






                     27 Wormwood Street, Boston, MA 02210
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


                                 (617)737-0930
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.   Acquisition or Disposition of Assets.

          On July 8, 1998, Nitinol Medical Technologies, Inc. (the "Company" or the "Registrant") completed its acquisition of the neurosurgical instruments business (the "Business") of Elekta AB (PUBL), a Swedish corporation ("Seller" or "Elekta"), comprised of (i) assets and (ii) all of the outstanding capital stock of certain Elekta affiliates, including Elekta Instruments Ltd., a corporation formed under the laws of the United Kingdom, Elekta Implants S.A., a French corporation, Elekta Instruments SARL, a French corporation, Elekta Holding S.A., a French corporation, Elekta Instruments N.V./S.A., a Belgian corporation, Elekta Instruments S.A., a Spanish corporation, Elekta Instruments B.V., a Netherlands corporation, Cordis Innovasive Systems, Inc., a Florida corporation, Spembly Medical Ltd., a corporation formed under the laws of the United Kingdom, Swedemed AB, a Swedish corporation and Spembly Cryosurgery Limited, a corporation formed under the laws of the United Kingdom, for approximately U.S. $33 million in cash pursuant to a Purchase Agreement, dated as of May 8, 1998 (the "Purchase Agreement"), between the Company and Elekta (the "Purchase"). In addition, the Company assumed substantially all the liabilities of the Business as part of the Purchase.

          The Purchase Agreement contains customary representations and warranties from Elekta and the Company and post-closing covenants including business support services to be provided by Elekta, non-solicitation and non-hiring of former Elekta employees hired by the Company and indemnification for breach of representations and warranties. The terms of the Purchase were determined on the basis of arm's-length negotiations.

          Prior to the acquisition, the Business was operated as a division of the Swedish medical technology group of Elekta and derived sales from a broad range of specialty implants and instruments for neurosurgery. The Company currently intends to continue the Business substantially in the manner conducted by Elekta immediately prior to the Acquisition.

          The acquisition was approved by the Board of Directors of the Company, and by the Board of Directors and the stockholders of Elekta. Prior to the execution of the Purchase Agreement, neither the Company nor any of its affiliates, nor any director or officer of the Company or any associate of any such director of officer, had any material relationship with Elekta.

          The Purchase was financed with $13 million of the Company's cash and $20 million of subordinated debt from an affiliate of J.H. Whitney & Co., a significant stockholder of the Company. The subordinated debt is secured by substantially all of the assets of the Company and is due September 30, 2003, with interest payable quarterly at 10.101% per annum. A total of 675,000 shares of the Company's common stock were issued to J.H. Whitney & Co., and its affiliates in connection with the transaction. The shares are accompanied by certain demand and "piggy-back" registration rights. The purchase price for the shares was $5.80, representing the closing price of the Company's common stock as reported by the Nasdaq National Market on July 7, 1998, discounted by 20%. Of the 675,000 shares, 113,793 shares were issued to J.H. Whitney & Co. as a transaction fee. In addition, the Company paid J.H. Whitney & Co. a debt placement fee of $600,000.

          Junewicz & Co. acted as the Company's financial advisor in connection with the Acquisition and the financing and issued fairness opinions with respect thereto.

          The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a) The financial statements of the Business that are required to be filed pursuant to this item will be filed by amendment not later than 60 days following the date hereof in accordance with Item 7(a)(4) hereof.

          (b) The pro forma financial information required to be filed pursuant to this item will be filed by amendment not later than 60 days following the date hereof in accordance with Item 7(b)(2) hereof.

          (c)  Exhibits:

           2.1 Purchase Agreement, dated as of May 8, 1998, between the Registrant and Elekta AB (PUBL) as amended by Amendment No.1 dated as of July 8, 1998.

          10.1 Assignment and Assumption Agreement, dated July 8, 1998, by and among Elekta AB (PUBL) and the Registrant.

          10.2 Tax Covenant, dated as of July 8, 1998, between Elekta AB
(PUBL) and the Registrant.

          10.3 Subordinated Note and Common Stock Purchase Agreement by and among the Registrant, Whitney Subordinated Debt Fund, L.P. and, for certain purposes, J.H. Whitney & Co., dated as of July 8, 1998.

          10.4 Subordinated Promissory Note of the Registrant dated July 8,
1998.

          10.5 Guarantee and Collateral Agreement made by the Registrant and certain of its Subsidiaries in favor of J.H. Whitney & Co., as Agent, dated as of July 8, 1998.

          10.6 Agreement and Deed of Pledge of Shares in Yellow Tape B.V. and Nitinol Medical Technologies International B.V. between NMT NeuroSciences (International), Inc., Yellow Tape B.V., the Registrant, Nitinol Medical Technologies International B.V. and J.H. Whitney & Co., as trustee, dated as of July 8, 1998.

          10.7 Registration Rights Agreement among the Registrant, Whitney Subordinated Debt Fund, L.P. and J.H. Whitney & Co., dated as of July 8, 1998.

          99.1 Press Release dated July 8, 1998.

          The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or similar attachment to
Exhibit 2.1.

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 23, 1998                    NITINOL MEDICAL TECHNOLOGIES, INC.


                                        By: /s/ Theodore I. Pincus
                                            ------------------------------------
                                            Name:   Theodore I. Pincus
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer

                               INDEX TO EXHIBITS

Exhibit Number                          Description
--------------                          -----------

     2.1 Purchase Agreement, dated as of May 8, 1998, between the Registrant and Elekta AB (PUBL), as amended by Amendment No. 1 dated as of July 8, 1998.

     10.1 Assignment and Assumption Agreement, dated July 8, 1998, by and among Elekta AB (PUBL) and the Registrant.

     10.2 Tax Covenant, dated as of July 8, 1998, between Elekta AB (PUBL) and the Registrant.

     10.3 Subordinated Note and Common Stock Purchase Agreement by and among the Registrant, Whitney Subordinated Debt Fund, L.P. and, for certain purposes, J.H. Whitney & Co., dated as of July 8, 1998.

     10.4                Subordinated Promissory Note of the Registrant dated
                         July 8, 1998.

     10.5 Guarantee and Collateral Agreement made by the Registrant and certain of its Subsidiaries in favor of J.H. Whitney & Co., as Agent, dated as of July 8, 1998.

     10.6 Agreement and Deed of Pledge of Shares in Yellow Tape B.V. and Nitinol Medical Technologies International B.V. between NMT NeuroSciences (International), Inc., Yellow Tape B.V., the Registrant, Nitinol Medical Technologies International B.V. and J.H. Whitney & Co., as trustee, dated as of July 8, 1998.

     10.7 Registration Rights Agreement among the Registrant, Whitney Subordinated Debt Fund, L.P. and J.H. Whitney & Co., dated as of July 8, 1998.

     99.1                Press Release dated July 8, 1998